                                                                Exhibit No. 24.1
                                                                ----------------


                               POWER OF ATTORNEY
                               -----------------


The undersigned, as a director and/or an officer of ABC-NACO Inc. (the "Company"), does hereby constitute and appoint Vaughn W. Makary and J. P. Singsank, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the Calendar Year 2000 ended December 31, 2000 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2001.



                                /s/ Daniel W. Duval
                              -----------------------
                                   Daniel W. Duval

                               POWER OF ATTORNEY
                               -----------------


The undersigned, as a director and/or an officer of ABC-NACO Inc. (the "Company"), does hereby constitute and appoint Vaughn W. Makary and J. P. Singsank, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the Calendar Year 2000 ended December 31, 2000 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2001.



                             /s/ Richard A. Drexler
                             ----------------------
                               Richard A. Drexler

                               POWER OF ATTORNEY
                               -----------------


The undersigned, as a director and/or an officer of ABC-NACO Inc. (the "Company"), does hereby constitute and appoint Vaughn W. Makary and J. P. Singsank, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the Calendar Year 2000 ended December 31, 2000 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2001.



                             /s/  Jean-Pierre Ergas
                             ----------------------
                                Jean-Pierre Ergas

                               POWER OF ATTORNEY
                               -----------------


The undersigned, as a director and/or an officer of ABC-NACO Inc. (the "Company"), does hereby constitute and appoint Vaughn W. Makary and J. P. Singsank, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the Calendar Year 2000 ended December 31, 2000 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2001.



                             /s/ Donald W. Grinter
                             ---------------------
                               Donald W. Grinter

                               POWER OF ATTORNEY
                               -----------------


The undersigned, as a director and/or an officer of ABC-NACO Inc. (the "Company"), does hereby constitute and appoint Vaughn W. Makary and J. P. Singsank, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the Calendar Year 2000 ended December 31, 2000 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2001.



                              /s/ James E. Martin
                              -------------------
                                James E. Martin

                               POWER OF ATTORNEY
                               -----------------


The undersigned, as a director and/or an officer of ABC-NACO Inc. (the "Company"), does hereby constitute and appoint Vaughn W. Makary and J. P. Singsank, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the Calendar Year 2000 ended December 31, 2000 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2001.



                             /s/ George W. Peck IV
                             ---------------------
                               George W. Peck IV

                               POWER OF ATTORNEY
                               -----------------


The undersigned, as a director and/or an officer of ABC-NACO Inc. (the "Company"), does hereby constitute and appoint Vaughn W. Makary and J. P. Singsank, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the Calendar Year 2000 ended December 31, 2000 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2001.



                            /s/ Willard H. Thompson
                            -----------------------
                              Willard H. Thompson

                               POWER OF ATTORNEY
                               -----------------


The undersigned, as a director and/or an officer of ABC-NACO Inc. (the "Company"), does hereby constitute and appoint Vaughn W. Makary and J. P. Singsank, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the Calendar Year 2000 ended December 31, 2000 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2001.



                              /s/ Vaughn W. Makary
                              --------------------
                                Vaughn W. Makary